                                                           EXHIBIT 4.3


                                                                SHARES

NUMBER
A                                                     SEE REVERSE FOR
                                                      CERTAIN DEFINITIONS
                     AMBASSADOR EYEWEAR GROUP, INC.


INCORPORATED UNDER THE LAWS
 OF THE STATE OF DELAWARE                            CUSIP 02317L 10 7


THIS CERTIFIES that


is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE COMMON STOCK OF

AMBASSADOR EYEWEAR GROUP, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

    This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
    WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

                         AMBASSADOR EYEWEAR GROUP, INC.
                                   CORPORATE
                                      SEAL
                                      1995
                                    DELAWARE

   /s/                                                /s/
      Secretary                                           President

                                     Countersigned and Registered
                                     CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                                               Transfer Agent
                                                               and Registrar
By

                                                             Authorized Officer

    The Company will furnish to any shareholder upon request and without charge a full statement of the designation, relative rights, preferences and limitations of the shares of each class authorized to be issued and the designation, relative rights, preferences and limitations of each series of preferred shares which the Company is authorized to issue so far as the same have been fixed, and the authority of the Board of Directors of the Company to designate and fix the relative rights, preferences and limitations of other series.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common                                 UNIF GIFT MIN ACT -- __________Custodian________
                                                                                       (Cust)           (Minor)
TEN ENT -- as tenants by the entireties                                             under Uniform Gifts to Minors

JT TEN  -- as joint tenants with right of                                           Act _______________________
           survivorship and not as tenants                                                      (State)
           in common

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
|                                     |
--------------------------------------

__________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________

____________________________________________________________________SHARES

OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

__________________________________________________________________ATTORNEY

TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PROMISES.
DATED ____________________________


        NOTICE: _____________________________________________________________
                THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER


Signature(s) Guaranteed.


______________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15